UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 6, 2014

MACROSOLVE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	333-150332	75-1518725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9521-B Riverside Parkway, #134, Tulsa, Oklahoma 74137
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (918) 932-2000

Copy of correspondence to:

Gregory Sichenzia, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David Lawson Resignation

Effective February 6, 2014, David Lawson resigned for personal reasons, effective immediately, as a director of MacroSolve, Inc. (the “Company”).  In submitting his resignation, Mr. Lawson did not express any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.

David Humphrey Appointment

Effective February 6, 2014, the Company appointed David Humphrey to the Board of Directors of the Company.

David Humphrey was a director of the Company between 2004 and 2012.  Mr. Humphrey has been the President and Chief Executive Officer of ADDvantage Technologies Group, Inc., a NASDAQ-listed supplier to the cable television industry throughout North America and Latin America since April 2012 and a director since April 2013.  Between 2010 and 2011, Mr. Humphrey was the CEO of TokenEx, an early stage company focused on tokenization as a service for the payment card industry. From 2004 to 2010, Mr. Humphrey was Chief Operating Officer of Oklahoma Equity Partners, a venture capital fund.  Oklahoma Equity Partners focused exclusively on Oklahoma venture opportunities and Mr. Humphrey was responsible for all investment operations.  Prior to joining Oklahoma Equity Partners, Mr. Humphrey served from 1997 to 2004 as a principal of Davis, Tuttle Venture Partners, one of Oklahoma’s largest and oldest venture capital firms.  From 1995 to 1997, Mr. Humphrey was a senior business development coordinator at Texaco Natural Gas Liquids.  During his two-year stay with Texaco, he led ten major acquisition and expansion projects.  Prior to joining Texaco in 1996, Mr. Humphrey spent thirteen years with Koch Industries, Inc. serving in a variety of management and business development initiatives. Mr. Humphrey earned his Bachelor of Science in Chemical Engineering from the University of Wisconsin and his Master of Business Administration from Texas A&M University.

There is no understanding or arrangement between Mr. Humphrey and any other person pursuant to which Mr. Humphrey was selected as a director.  Mr. Humphrey does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.01	Letter of Resignation from David Lawson.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACROSOLVE, INC.

Date: February 10, 2014	By:	/s/ KENDALL CARPENTER
Kendall Carpenter
Chief Financial Officer

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